UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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MODIV INC.
(Name of Registrant as Specified in its Charter)
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MODIV INC.
120 Newport Center Drive
Newport Beach, California 92660
www.modiv.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 23, 2022
Dear Stockholder:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders, or the Annual Meeting, of Modiv Inc., or the Company, a Maryland corporation, will be held at the offices of our Maryland counsel, Venable LLP, at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202 on Tuesday, August 23, 2022 at 11:00 a.m. Eastern Time.
We are holding this meeting for the following purposes:
1.
To consider and vote upon the election of the seven director nominees named in the accompanying proxy statement to serve until our 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify.

The Board of Directors recommends a vote FOR each of the director nominees.
2.	To consider and vote upon the ratification of the appointment of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2022.
The Board of Directors recommends a vote FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022.
3.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers for the year ended December 31, 2021 (“say on pay” vote).
The Board of Directors recommends that stockholders vote FOR the say on pay proposal.
4.	To approve, on an advisory (non-binding) basis, the frequency (whether every one year, every two years, or every three years) of future stockholder say on pay votes.
The Board of Directors recommends that stockholders select “One Year” on the frequency of future stockholder say on pay votes.
5.	To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
The Board of Directors has fixed the close of business on June 6, 2022 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.
Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy as early as possible to authorize how your shares will be voted at the Annual Meeting. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by phone by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
The Annual Meeting will begin promptly at 11:00 a.m. Eastern Time.
By Order of the Board of Directors

Raymond J. Pacini
Chief Financial Officer and Secretary

Newport Beach, California
June 15, 2022

120 Newport Center Drive
Newport Beach, California 92660

Proxy Statement
For the Annual Meeting of Stockholders
to be Held on August 23, 2022
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Modiv Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held at the offices of our Maryland counsel, Venable LLP, at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202 on Tuesday, August 23, 2022 at 11:00 a.m. Eastern Time (the “Annual Meeting”). On or about June 15, 2022, proxy materials for the Annual Meeting, including this Proxy Statement and our Annual Report on Form 10-K, including our Annual Report on Form 10-K/A (Amendment No. 1), for the fiscal year ended December 31, 2021 (collectively, the “2021 Annual Report”), are being made available to stockholders entitled to vote at the Annual Meeting.
When used in this Proxy Statement, the terms “we,” “us,” “our,” “Modiv,” “Modiv Inc.,” or the “Company” refer to Modiv Inc. and its subsidiaries unless the context requires otherwise. In this Proxy Statement, we refer to our Class C common stock, $0.001 par value per share, as our “common stock.”
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS: This Proxy Statement and the 2021 Annual Report are available on the Internet at https://www.proxyvote.com/MODIV. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Q:	Why am I receiving materials in connection with the Annual Meeting?
A:
As permitted by the Securities and Exchange Commission (“SEC”), we are furnishing to stockholders our Notice of Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report primarily over the Internet. These materials are being made available to you because the Board of Directors is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting.

Stockholders who previously consented to electronic delivery of our proxy materials have received an e-mail containing links to our proxy materials and instructions for submitting a proxy via the Internet to authorize the voting of their shares at the Annual Meeting. All other stockholders are receiving a paper copy of proxy materials in the mail. If you receive the proxy materials in the mail but would like to receive future proxy materials over the Internet, and your Modiv shares are held by Computershare Trust Company, N.A., our transfer agent, please go to www.computershare.com and consent to electronic delivery. If your Modiv shares are held in your brokerage account, please notify your broker that you elect electronic delivery. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
Q:	What is a proxy?
A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Raymond J. Pacini and John Raney, each of whom is one of our officers, as your proxies, and you are authorizing each of them to vote your shares of common stock at the Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, they will vote your shares (i) FOR each of the director nominees, (ii) FOR the ratification of the appointment of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2022, (iii) FOR approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2021 (“say on pay” vote), and (iv) for ONE YEAR on the advisory (non-binding) proposal on the frequency of future say on pay votes. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet (or by mail if you requested and received a printed copy of the proxy materials) or by phone as soon as possible whether or not you plan on attending the Annual Meeting.

Q:	When is the Annual Meeting and where will it be held?
A:	The Annual Meeting will be held at the offices of our Maryland counsel, Venable LLP, at 750 E. Pratt Street, Suite 900, Baltimore, MD 21202 on Tuesday, August 23, 2022 at 11:00 a.m. Eastern Time.
Q:	Who is entitled to attend and vote at the Annual Meeting?
A:
Anyone who is a stockholder of record of our common stock at the close of business on June 6, 2022, the record date, or holds a valid proxy for the Annual Meeting from a stockholder of record as of the record date, is entitled to attend and vote at the Annual Meeting. If you are not a stockholder of record but hold shares through a brokerage account, an individual retirement account (“IRA”) or 401(k) plan, you may also attend the Annual Meeting.

Q:	Will my vote make a difference?
A:
Yes. Your vote could affect the proposals described in this Proxy Statement. Moreover, your vote is needed to ensure that there is a quorum for the meeting and that the proposals described herein can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	How many shares of common stock are entitled to vote at the Annual Meeting?
A:	As of June 6, 2022, there were 7,469,684 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

Q:	What constitutes a quorum?
A:
A quorum consists of the presence in person or by proxy of stockholders of our common stock entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of common stock you held as of the close of business on the record date. Votes may not be cumulated in the election of directors.
Q:	What may I consider and vote on?
A:	You may consider and vote on:
(1)	the election of the seven director nominees named in this Proxy Statement to serve until our 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify;
(2)	the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022;
(3)	the approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers for the year ended December 31, 2021 (“say on pay” vote);
(4)	the approval, on an advisory (non-binding) basis, of the frequency of future stockholder say on pay votes; and
(5)	such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
Q:	How does the Board of Directors recommend I vote on the proposals?
A:	The Board of Directors recommends that you vote:
(1)	FOR each of the nominees for election to the Board of Directors who are named in this Proxy Statement;
(2)	FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022;
(3)	FOR the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2021 (“say on pay”); and
(4)	for “ONE YEAR” in connection with the proposal regarding an advisory (non-binding) vote on the frequency of future stockholder say on pay votes.
Q:	How can I vote at the Annual Meeting?
A:
If you are a stockholder of record, you have the right to vote at the Annual Meeting, and any previous proxies that you authorized will be superseded by the vote that you cast at the Annual Meeting. You may also attend the Annual Meeting without revoking any previously authorized proxy. If you are a record holder or a proxy for a stockholder of record, you will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting.

Please note that if you hold shares of our common stock in a brokerage, IRA or 401(k) plan account, those shares cannot be voted directly by you at the Annual Meeting. See “How can I vote my shares held in a brokerage, IRA or 401(k) plan account?” below.

Q:	How can I vote my shares without attending the Annual Meeting?
A:
You can vote your shares without attending the Annual Meeting by submitting a proxy in advance of the Annual Meeting to authorize how your shares are voted at the Annual Meeting. Stockholders have the following options for submitting their votes by proxy:

•
via the Internet at www.proxyvote.com/MODIV, (1) by following the instructions included in the e-mail you received if you consented to, and did, receive your proxy materials electronically or (2) by accessing the website and following the instructions indicated on the proxy card received by mail;

•	by phone, (1) by calling 1-800-690-6903 to reach a toll-free, automated touchtone voting line; have your proxy card in hand and then follow the instructions; or
•	by mail, by completing, signing, dating and returning the proxy card accompanying the proxy materials, if you received a printed copy of the proxy materials by mail.
We encourage you to submit your proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you submit a proxy via the Internet prior to the date of the Annual Meeting, you will authorize how your shares will be voted at the Annual Meeting and your vote is recorded immediately. There is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. The granting of proxies electronically is permitted by Section 2-507(c)(3) of the Maryland General Corporation Law (the “MGCL”).
If you are a stockholder of record, submitting your proxy via Internet, by phone or by mail will not affect your right to vote should you decide to attend the Annual Meeting. As described below under “What if I submit my proxy and then change my mind?,” attending and voting at the Annual Meeting will revoke your proxy submitted via Internet, by phone or by mail prior to the Annual Meeting.
Q:	How can I vote my shares held in a brokerage, IRA or 401(k) plan account?
A:
If your shares are held in a brokerage, IRA or 401(k) plan account, you will receive a request for voting instructions with respect to the shares allocated to each of your brokerage or plan accounts. You are entitled to direct the custodian or plan trustee of your account on how to vote your shares at the Annual Meeting. Proxies properly submitted via the Internet, mail or telephone or pursuant to your voting instruction card will be voted at the Annual Meeting in accordance with your directions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, including the ratification of the appointment of our independent registered public accounting firm. However, your broker does not have discretionary authority to vote on the election of directors, the say on pay vote or the frequency of future say on pay votes, in which cases a “broker non-vote” will occur and your shares will not be voted on these matters.

Q:	What is the deadline for voting my shares?
A:
If you are a stockholder of record and submit your proxy by Internet, phone or mail, your proxy must be received by 11:59 p.m. Pacific Time on August 22, 2022 in order for your shares to be voted at the Annual Meeting. If you hold shares in a brokerage, IRA or 401(k) plan account, to allow sufficient time for voting by the custodian or plan trustee, your voting instructions must be received by 11:59 p.m. Pacific Time on August 19, 2022.

Q:	What if I submit my proxy and then change my mind?
A:	You have the right to change or revoke your proxy at any time before the Annual Meeting by:
(1)
delivering a written revocation to Raymond J. Pacini, our Secretary, before the Annual Meeting at 120 Newport Center Drive, Newport Beach, California 92660 so that it is received no later than August 19, 2022;

(2)
attending the Annual Meeting in person and voting as described above under “How can I vote at the Annual Meeting?” Attendance at the Annual Meeting will not by itself constitute revocation of a proxy; or

(3)	submitting another, later dated, proxy by Internet, telephone or mail on a later date prior to the deadlines specified above under “What is the deadline for voting my shares?”

Only the most recent proxy vote will be counted, and all others will be discarded regardless of the method of voting.
Q:	What are the voting requirements to elect the Board of Directors?
A:
With regard to the election of directors, you may vote “FOR” each director nominee or you may “WITHHOLD” from voting on any of the director nominees. Under our bylaws, the affirmative vote of holders of a plurality of the votes cast on the matter at a meeting at which a quorum is present is required for the election of the directors. Plurality voting simply means that the number of candidates getting the highest number of votes cast “FOR” their election at the Annual Meeting will be elected. Proxies marked “WITHHOLD” and “broker non-votes” are not considered votes cast for the foregoing purpose, and will not affect the outcome of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Q:	What are the voting requirements for the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022?
A:
With regard to the proposal relating to ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, the affirmative vote of a majority of the votes cast on the matter at an annual meeting at which a quorum is present is required for the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022. Abstentions will have no effect on the determination of this proposal. If you submit a proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

If you hold shares through a broker, IRA or 401(k) custodian and do not provide instructions on how to vote your shares or return the voting instruction card, under applicable law and NYSE rules and regulations, brokers have the discretion to vote on the ratification of the appointment of our independent registered public accounting firm.
Q:	What are the voting requirements for the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2021 (“say on pay”)?
A:
You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2021. Approval of the advisory (non-binding) vote on the compensation paid to our named executive officers for the year ended December 31, 2021 (“say on pay”) requires the affirmative vote of a majority of all of the votes cast on such proposal. Abstentions and broker non-votes will have no impact on the vote on this proposal. As an advisory vote, this proposal is not binding upon us. However, the compensation committee of our Board of Directors, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our stockholders and will consider the outcome of the vote when making future compensation decisions.

Q:	What are the voting requirements for the advisory (non-binding) proposal on the frequency of future stockholder say on pay votes?
A:
You may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN” on the proposal regarding an advisory (non-binding) vote on the frequency of future stockholder say on pay votes. The voting frequency option that receives a majority of all of the votes cast in person or by proxy at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been recommended by stockholders. In the event that no option receives a majority of the votes cast, our Board of Directors will consider the option that receives the highest number of votes as the recommended choice of the stockholders. As an advisory vote, this proposal is not binding upon us. Our Board of Directors will consider the outcome of the vote when determining the frequency of holding future stockholder say on pay votes.

Q:	How will voting on any other business be conducted?
A:
Although we do not know of any business to be considered at the Annual Meeting other than the election of directors, the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022, the advisory (non-binding) proposal regarding the compensation paid to our named executive officers for the year ended December 31, 2021, and the advisory (non-binding) proposal on the frequency of future stockholder say on pay votes, your submitted proxy gives authority to Raymond J. Pacini and John Raney, and each of them, to vote on any matters in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion.
Q:	How are proxies being solicited?
A:
We have retained the services of Broadridge Investor Communication Solutions, Inc. to assist us in the solicitation of proxies for the Annual Meeting, including printing, mailing and other out-of-pocket expenses for total estimated costs of approximately $59,000. Our directors and employees may also solicit proxies via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

We will pay all of the costs of soliciting these proxies. We will also reimburse IRA plan custodians or trustees and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.
Q:	What should I do if I receive more than one set of proxy materials for the Annual Meeting?
A:
You may receive more than one set of proxy materials for the Annual Meeting. For example, if you consented to electronic delivery of our proxy materials, you may receive multiple e-mails containing our proxy materials if your shares are registered in more than one name or held in more than one account (such as a brokerage, 401(k) or IRA account). If you did not consent to electronic delivery of our proxy materials, you may receive more than one set of proxy materials in the mail if your shares of our common stock are registered in more than one name or held in more than one account. Please respond as soon as possible to each and every request for a proxy or voting instructions you receive to ensure all of your shares of common stock are voted at the Annual Meeting.

Q:	Where can I find more information?
A:
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
We operate under the direction of the Board of Directors. The Board of Directors oversees our operations. We currently have seven directors, one of whom is our Chief Executive Officer, Aaron S. Halfacre, and six of whom are independent. All seven of our directors have been nominated for re-election at the Annual Meeting. For biographical information regarding our directors, see “—Executive Officers and Directors” below.
During 2021, the Board of Directors held nine meetings and acted by unanimous consent on nine occasions. There are three committees of the Board of Directors, each of which is composed entirely of independent directors: the audit committee, the compensation committee and the nominating and corporate governance committee. Information regarding each of these committees is set forth below. During 2021, each of our directors attended at least 75% of the aggregate meetings of the Board and the committees of the Board on which he or she served. Generally, our directors are also encouraged to attend our annual meeting of stockholders each year. Four of our then-current directors attended our 2021 annual meeting of stockholders held on June 30, 2021.
Board Leadership Structure
The composition of the Board of Directors ensures strong oversight by independent directors. Adam S. Markman has been appointed as our Chairman of the Board and, as noted above, our audit committee, compensation committee and the nominating and corporate governance committee are composed entirely of independent directors. Our Company’s management has been led by Mr. Halfacre, our Chief Executive Officer, since January 1, 2019. As Chairman of the Board, Mr. Markman is responsible for leading Board meetings and generally setting the agendas for Board meetings in consultation with Mr. Halfacre and subject to the requests of other directors. Mr. Halfacre is responsible for providing information to the other directors in advance of meetings and between meetings. The direct involvement of Mr. Halfacre in the Company’s operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives.
The Role of the Board of Directors in our Risk Oversight Process
Our executive officers are responsible for the day-to-day management of risks faced by the Company, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.
The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of the executive officers. The nominating and corporate governance committee is responsible for overseeing the organization, function and composition of our Board of Directors and its committees, the self-evaluation of the Board as a whole and of the individual directors and the Board’s evaluation of management. The nominating and corporate governance committee periodically reviews the Company’s corporate governance policies and procedures and, if appropriate, recommends changes to the Board of Directors.
Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks within our Company.
Director Independence
The NYSE listing standards set forth objective requirements for a director to satisfy, at a minimum, in order to be determined to be independent by our Board of Directors. In addition, in order to conclude a director is independent in accordance with the NYSE listing standards, our Board of Directors must also consider all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, which require that a majority of our directors be independent within the meaning of the NYSE listing standards, our Board of Directors undertook a review of the independence of all non-management directors. Our Board of Directors has affirmatively determined that the following six of our seven directors are independent under the NYSE listing standards and our Corporate Governance Guidelines and do not have a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board: Asma Ishaq, Adam Markman, Curtis McWilliams, Thomas Nolan, Jr., Kimberly Smith and Connie Tirondola.
The Audit Committee
General
Our audit committee’s function is to assist the Board of Directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our compliance with legal and regulatory requirements, (iv) the selection, appointment and compensation of our independent registered public accounting firm and (v) our independent registered public accounting firm’s qualifications, performance and independence. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee charter is available in the Investor Relations – Governance – Governance Documents section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
The members of the audit committee are Mr. Markman (Chairman), Mr. McWilliams and Ms. Tirondola. All of the members of the audit committee are “independent” as defined by the NYSE and applicable rules of the SEC. All members of the audit committee are financially literate, and the Board of Directors has determined that Mr. Markman satisfies the SEC’s requirements for an “audit committee financial expert.”
The audit committee was formed in May 2017. During 2021, the audit committee held four meetings.
Independent Registered Public Accounting Firm
Baker Tilly has served as our independent registered public accounting firm since May 21, 2018. The audit committee may, however, select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.
Pre-Approval Policies
In order to ensure that the provision of services by the Company’s independent registered public accounting firm does not impair the auditors’ independence, the audit committee pre-approves all auditing services performed for us by our independent auditors, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.
For the years ended December 31, 2021 and 2020, all services rendered by Baker Tilly were pre-approved in accordance with the policies and procedures described above.

Principal Independent Registered Public Accounting Firm Fees
The audit committee reviewed the audit and non-audit services performed by Baker Tilly during the fiscal years ended December 31, 2021 and 2020, as well as the fees charged by Baker Tilly for such services. The aggregate fees billed to us for professional accounting services by Baker Tilly, including the audit of our annual financial statements for the years ended December 31, 2021 and 2020, are set forth in the table below.
	2021	2020
Audit fees	$334,950	$329,700
Audit-related fees(1)	124,675	3,000
Tax fees	—	—
All other fees	—	—
Total	$459,625	$332,700
(1)
Audit-related fees during the fiscal year ended December 31, 2021 included consent reviews for registration statements, comfort letters for the underwritten public offering of 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock and the audit and mid-year review of the financial statements of the Company’s subsidiary, Modiv Divisibles, LLC.

Report of the Audit Committee
The audit committee (the “audit committee”) of the Board of Directors (the “Board of Directors”) of Modiv Inc. (the “Company”) represents the Board of Directors in discharging its responsibilities relating to the accounting, reporting and financial practices of the Company, and, among other things, is responsible for overseeing the Company’s accounting and financial reporting process. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; for the appropriateness of the accounting principles and reporting policies that are used by the Company; and for establishing and maintaining internal control over financial reporting as required by applicable Securities and Exchange Commission (“SEC”) rules. Baker Tilly, the Company’s independent registered public accounting firm for the year ended December 31, 2021, is responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The audit committee’s responsibility was to monitor and oversee these processes. The members of the audit committee are not professionally engaged in the practice of accounting or auditing and thus their oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
In this context, the audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2021, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, the critical audit matter and the clarity of disclosures in the financial statements. The audit committee discussed with Baker Tilly, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. GAAP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from Baker Tilly the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Baker Tilly’s communications concerning its independence and discussed with Baker Tilly its independence from us. In addition, the audit committee considered whether Baker Tilly’s provision of non-audit services, if any, is compatible with Baker Tilly’s independence.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that the 2021 audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.
The Audit Committee of the Board of Directors

Adam Markman, Chairman
Curtis McWilliams
Connie Tirondola

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporated by reference in this Proxy Statement into any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Exchange Act.
The Compensation Committee
As noted above, the compensation committee discharges the Board of Directors’ responsibilities relating to the compensation of our executive officers. The members of the compensation committee are Mr. McWilliams, Mr. Nolan and Ms. Ishaq, with Mr. Nolan serving as chair of the compensation committee. All of the members of the compensation committee are “Independent Directors” as defined by the NYSE and applicable rules of the SEC. The compensation committee is responsible for recommending, establishing, overseeing and directing the Company’s executive officer and director compensation philosophy, policies and programs, approving the compensation to be paid by the Company to the Company’s executive officers and making recommendations to the Board of Directors regarding the compensation of the non-employee members of the Company’s Board of Directors. The compensation committee fulfills these responsibilities primarily by carrying out the activities enumerated in the compensation committee charter. The compensation committee may form and delegate authority to subcommittees as appropriate, and the compensation committee reviews the recommendations of the Chief Executive Officer with regard to the compensation of the executive officers other than the Chief Executive Officer. The compensation committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities set forth in the compensation committee charter. The compensation committee charter is available in the Investor Relations – Governance – Governance Documents section of our website at www.modiv.com. The information on, or accessible through, our website is not incorporated into and does not constitute a part of this Proxy Statement.
The compensation committee was formed in December 2019. During 2021, the compensation committee held two meetings and acted by unanimous written consent once.
Nomination of Directors
General
The nominating and corporate governance committee is responsible for, among other things, (i) providing counsel to our Board of Directors with respect to the organization, function and composition of our Board of Directors and its committees, (ii) overseeing the self-evaluation of our Board of Directors and the Board’s evaluation of management, (iii) periodically reviewing and, if appropriate, recommending to our Board of Directors changes to the Company’s corporate governance policies and procedures, and (iv) identifying and recommending to our Board of Directors potential director candidates for nomination. The nominating and corporate governance committee fulfills these responsibilities primarily by carrying out the activities enumerated in the nominating and corporate governance committee charter. The nominating and corporate governance committee charter is available in the Investor Relations – Governance – Governance Documents section of our website at www.modiv.com. The information on, or accessible through, our website is not incorporated into and does not constitute a part of this Proxy Statement.
The members of the nominating and corporate governance committee are Mr. McWilliams, Mr. Nolan and Ms. Smith, with Mr. McWilliams serving as chair of the nominating and corporate governance committee. The nominating and corporate governance committee was formed in September 2021. During 2021, the nominating and corporate governance committee held two meetings.
Board Membership Criteria
With respect to filling vacancies for independent director positions, the independent directors review the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the Board of Directors. The full Board of Directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the Board of Directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The Board of Directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire Board of Directors. The Board of Directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the Board of Directors’ collective skill set that should be addressed in the nominating process.
Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend Board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community.
Selection of Directors. Unless otherwise provided by Maryland law and our bylaws, the Board of Directors is responsible for nominating its own nominees and recommending them for election by our stockholders, provided that any vacancy on the Board of Directors may be filled only by a majority of the remaining directors even if the remaining directors do not constitute a quorum. All director nominees stand for election by our stockholders annually.
In nominating candidates for the Board of Directors, the nominating and corporate governance committee solicits candidate recommendations from its own members and management. The nominating and corporate governance committee may also engage the services of a search firm to assist in identifying potential director nominees.
The nominating and corporate governance committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. In evaluating the persons recommended as potential directors, the nominating and corporate governance committee will consider each candidate without regard to the source of the recommendation and take into account those factors that it determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of the nominating and corporate governance committee or the Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11(a) of our bylaws. Any stockholder may request a copy of our bylaws free of charge by calling (888) 686-6348 or may view the bylaws in the Documents - Corporate Governance section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement.
Stockholder Communications with the Board of Directors
We have established a procedure for stockholders to communicate comments and concerns to the Board of Directors. Stockholders may contact the Board of Directors at the following address:
Board of Directors of Modiv Inc.
120 Newport Center Drive
Newport Beach, CA 92660
(888) 686-6348
Stockholders should report any complaints or concerns regarding (1) suspected violations or concerns as to compliance with laws, regulations or our Code of Business Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (2) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders should report any such suspected violations or other complaints or concerns by any of the following means:
•	By calling the Company’s toll-free whistleblower hotline at 1-800-916-7037; Company Code: 638;
•	By utilizing the Company’s whistleblower web portal located at Modiv Inc. Whistleblower Web Portal, and following the instructions contained on such site; or

•	By mailing a description of the suspected violation or concern to:
Board of Directors
c/o Modiv Inc.
120 Newport Center Drive
Newport Beach, CA 92660
Reports will be made known to the Chairman of the Board, provided that no person named in the report will receive the report directly.
Hedging Practices
Pursuant to the Company’s Insider Trading Compliance Policy, directors and executive officers may not enter into hedging or monetization transactions or similar arrangements with respect to the Company’s securities.
Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our current directors are being nominated for re-election to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualifies.
Name(1)	Age(2)	Positions	Year of First Becoming a Director
Aaron S. Halfacre	49	Chief Executive Officer, President and Director	2019
Adam S. Markman	57	Chairman of the Board and Independent Director(3) & (6)	2019
Raymond J. Pacini	66	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	N/A
Asma Ishaq	46	Independent Director(4)	2021
Curtis B. McWilliams	66	Independent Director(3), (4), (5) & (8)	2019
Thomas H. Nolan, Jr.	65	Independent Director(4), (5) & (7)	2019
Kimberly Smith	59	Independent Director(5)	2021
Connie Tirondola	65	Independent Director(3)	2021
(1)	The address of each executive officer and director listed is 120 Newport Center Drive, Newport Beach, CA 92660.
(2)	As of June 1, 2022.
(3)	Member of the audit committee of our Board of Directors.
(4)	Member of the compensation committee of our Board of Directors.
(5)	Member of the nominating and corporate governance committee of our Board of Directors.
(6)	Chair of the audit committee of our Board of Directors.
(7)	Chair of the compensation committee of our Board of Directors.
(8)	Chair of the nominating and corporate governance committee of our Board of Directors.
Mr. Aaron S. Halfacre. Mr. Halfacre has served as our Chief Executive Officer and President and a member of our Board of Directors since January 2019 and has over 25 years of experience in the real estate industry. He has also served as a Director of BRIX REIT, Inc. since January 2019. Mr. Halfacre previously served as Chief Executive Officer and a Director of Rich Uncles Real Estate Investment Trust I (“REIT I”) and Chief Executive Officer and a Manager of our former sponsor and former external advisor from January 1, 2019 through December 31, 2019. Mr. Halfacre has been involved in a myriad of REIT mergers and acquisitions transactions over the course of his career, totaling more than $17 billion in transaction value. From January 2018 to July 2018, Mr. Halfacre served as President of Realty Mogul, Co., a real estate crowdfunding platform, and its affiliates. From April 2016 to July 2021, Mr. Halfacre served as the Co-Founder of Persistent Properties, LLC, which owned and managed a multi-family portfolio. From July 2014 to March 2016, Mr. Halfacre served as President and Chief Investment Officer of Campus Crest Communities, Inc. (NYSE: CCG), a publicly-traded student housing REIT where he was instrumental in the take-private sale to Harrison Street Real Estate Capital. From October 2012 to May 2014, Mr. Halfacre served as Senior Vice President and Head of Strategic Relations at Cole Real Estate Investments, Inc. (NYSE: COLE), a publicly traded net lease REIT and product sponsor (“Cole”). From November 2005 to December 2010, Mr. Halfacre served as the Chief of Staff and Head of

Product Development of the real estate group at BlackRock (NYSE: BLK), a global investment management corporation. From June 2004 to November 2005, Mr. Halfacre served as director of investor relations for Green Street Advisors, Inc. (“Green Street”), a premier independent research and advisory firm concentrating on the commercial real estate industry in North America and Europe. Mr. Halfacre holds both Chartered Financial Analyst® and Chartered Alternative Investment Analyst® designations and earned his B.A. in Accounting from College of Santa Fe and an M.B.A. from Rice University. Our Board of Directors has concluded that Mr. Halfacre is qualified to serve as a director by reason of his extensive industry and leadership experience.
Mr. Raymond J. Pacini. Mr. Pacini has served as our Executive Vice President, Chief Financial Officer and Treasurer since April 2018 and as our Secretary since September 2019. Mr. Pacini previously served as Executive Vice President, Chief Financial Officer and Treasurer of REIT I and our former sponsor and former external advisor from April 2018 through December 31, 2019. He also served as Executive Vice President, Chief Financial Officer and Treasurer of BRIX REIT, Inc. from April 2018 to October 2019, for which he served as an independent director from November 2017 until April 2018. On January 29, 2020, Mr. Pacini was reappointed as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of BRIX REIT, Inc.. Mr. Pacini’s career as a financial executive spans over 40 years, including over 30 years of commercial and residential real estate experience. Prior to joining the Company, Mr. Pacini held senior leadership roles for a healthcare services company (Northbound Treatment Services, 2013-2018), a developer and homebuilder (California Coastal Communities, Inc. (NASDAQ: CALC), 1998-2011), and a commercial and residential development company (Koll Real Estate Group, Inc. (NASDAQ: KREG), 1993-1998). Mr. Pacini previously served as an independent director for a publicly traded natural resources company (Cadiz Inc. (NASDAQ: CDZI), 2005-2019) and a waste management company (Metalclad Corporation (NASDAQ: MTLC), 1999-2002). Mr. Pacini started his career with PricewaterhouseCoopers LLP and is a licensed CPA (inactive) in the state of Massachusetts. Mr. Pacini was also a National Association of Corporate Directors (NACD) Board Leadership Fellow from 2014 to 2021. Mr. Pacini received his B.A. in Political Science from Colgate University and his M.B.A. from Cornell University.
Mr. Adam S. Markman. Mr. Markman was appointed Non-Executive Chairman of the Board in December 2021 and has served as an independent member of our Board of Directors since January 2019. Since January 2022, Mr. Markman has served as President and Chief Executive Officer of Revit Impact Capital, a mission-driven investment group deploying capital to make positive environmental, social and governance impact across real estate platforms. Mr. Markman served as Executive Vice President, Chief Financial Officer and Treasurer of Equity Commonwealth (NYSE: EQC), a REIT primarily investing in office properties, from July 2014 to March 2021. Mr. Markman served as Managing Director of Green Street from 1994 to 2014. While at Green Street, Mr. Markman headed the firm’s consulting and advisory practice, played a key role in the firm’s investment arm for real estate investment trusts and previously led the firm’s retail and lodging research efforts. Mr. Markman has also served as a real estate consultant at Kenneth Leventhal & Co. Mr. Markman was a member of Green Street’s board of directors, currently sits on Mark IV Capital’s board of directors and is an adviser to Twin Rock Partner’s Housing Fund. He is also a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute. Mr. Markman earned his M.B.A. in Finance/Real Estate from Columbia University and a B.A. from U.C. Berkeley. Our Board of Directors has concluded that Mr. Markman is qualified to serve as an independent director by reason of his extensive experience in the real estate business.
Ms. Asma Ishaq. Ms. Ishaq has served as an independent member of our Board of Directors since December 2021. Since January 2017, Ms. Ishaq has served as the Chief Executive Officer of Modere, an omnichannel, live clean global lifestyle brand whose advanced science portfolio of beauty and personal care, health and wellness, and household products is currently sold in 43 international markets. Ms. Ishaq was appointed CEO one year after Modere acquired Jusuru International, the company she co-founded in 2009 to market Liquid BioCell®, the line of liquid collagen and hyaluronic acid nutraceuticals, nutricosmetics and skincare products she had developed and patented. Under her leadership, Modere is performing at record profitability, growth, and revenue. In 2021, Modere was named the top company on the Women Presidents' Organization and JP Morgan Chase's 14th annual list of 50 Fastest Growing Women-Owned/Led Companies after having debuted at no. 3 on the prestigious list in 2020. Modere also was ranked on Newsweek’s 2021 list of 100 Most Loved Workplaces and Ms. Ishaq earned the CEO Forum’s Transformational CEO 2021 award in ecommerce/health & beauty and recognition as a Forbes Top 10 CEO. NutraIngredients named Ms. Ishaq NutraChampion in 2020, honoring her lifetime achievement and contribution to the nutrition/natural products industry. Prior to her current ventures, Ms. Ishaq worked for BlackRock, Inc. (NYSE: BLK). Ms. Ishaq earned her B.A. in Psychology and Business from the University of California, Berkeley and received an M.B.A. with a dual concentration in Finance and Marketing from Rice University as a Ben F. Love scholar. She is the recipient of Rice University’s Alumni Industry Excellence Award in Entrepreneurship. Our Board of Directors has concluded that Ms. Ishaq is qualified to serve as an independent director by reason of her experience as a successful entrepreneur and chief executive officer.
Mr. Curtis B. McWilliams. Mr. McWilliams has served as an independent member of our Board of Directors since January 2019. McWilliams served as the Interim Chief Executive Officer of Kalera AS from December 2021 to May 2022, and presently serves as non-executive Chairman of the Board of Kalera S.A, following the merger of Kalera AS into Kalera S.A. in May 2022. Mr. McWilliams has served as the non-executive Chairman of the Board of directors of Ardmore Shipping Corporation (NYSE: ASC) since January 2019 and a director since January 2016. Mr. McWilliams was also Lead Director of Braemar Hotels & Resorts Inc. (NYSE: BHR) from November 2013 until July 2019 and continued to be a member of the board of directors and chair of the audit committee until May 2022. Mr. McWilliams was also an independent director of Campus Crest Communities, Inc. (NYSE: CCG) from May 2015 to March 2016. Mr. McWilliams is a real estate industry veteran with over 25 years of experience in finance and real estate. He retired from his position as President and Chief Executive Officer of CNL Real Estate Advisors, Inc. in 2010 after serving in the role since 2007. Mr. McWilliams was also the President and Chief Executive Officer of Trustreet Properties Inc. (NYSE: TSY) from 1997 to 2007, and a director of the company from 2005 to 2007. He served on the board of directors and as the Audit Committee Chairman of CNL Bank from 1999 to 2004 and has over 13 years of investment banking experience at Merrill Lynch & Co. Mr. McWilliams holds an M.B.A., with a concentration in Finance, from the University of Chicago Graduate School of Business, and a Bachelor of Science in Engineering in Chemical Engineering from Princeton University. Our Board of Directors has concluded that Mr. McWilliams is qualified to serve as an independent director by reason of his extensive experience in the real estate business and investment banking.
Mr. Thomas H. Nolan, Jr. Mr. Nolan has served as an independent member of our Board of Directors since January 2019. Mr. Nolan has been a Director and President of ConstructionBevy, a real estate related technology startup, since April 2022. Mr. Nolan has been a director of WashREIT (NYSE: WRE) since 2015. He previously served as Chairman of the board of directors and Chief Executive Officer of Spirit Realty Capital, Inc. (NYSE: SRC) from September 2011 until May 2017. Mr. Nolan previously worked for General Growth Properties, Inc. (“GGP”), serving as Chief Operating Officer from March 2009 to December 2010 and as President from October 2008 to December 2010. He also served as a member of the board of directors of GGP from 2005 to 2010. Mr. Nolan was a member of the senior management team that led GGP’s reorganization and emergence from bankruptcy, which included the restructuring of $15.0 billion in project-level debt, payment in full of all of GGP’s pre-petition creditors and the securing of $6.8 billion in equity commitments. From July 2004 to February 2008, Mr. Nolan served as a Principal and Chief Financial Officer of Loreto Bay Company, the developer of the Loreto Bay master planned community in Baja, California Sur, Mexico. From October 1984 to July 2004, Mr. Nolan held various financial positions with AEW Capital Management, L.P., a national real estate investment advisor, and from 1998 to 2004, he served as Head of Private Equity Investing and as President and Senior Portfolio Manager of The AEW Partners Funds. Mr. Nolan holds a B.B.A. from the University of Massachusetts, Amherst. Our Board of Directors has concluded that Mr. Nolan is qualified to serve as an independent director by reason of his extensive experience in the real estate business.
Ms. Kimberly Smith. Ms. Smith has served as an independent member of our Board of Directors since December 2021. From April 2014 to September 2018, she served in various senior legal roles for Prudential Financial, Inc. (NYSE: PRU), most recently as the Chief Legal Officer for Workplace Solutions, and Prudential Retirement from April 2017 to September 2018 before retiring. Prior to Prudential, from November 2010 to February 2014, Ms. Smith served in various senior legal roles for Cole, most recently as Executive Vice President and General Counsel. While at Cole, she played an integral role in the company’s internalization of its external manager and subsequent listing on the NYSE, as well as structured several mergers and advised on the development and distribution of multiple non-listed REIT offerings. Ms. Smith also served as General Counsel for World Group Securities, Inc. (merged into Transamerica Financial Advisors) from 2008 to 2010, Deputy General Counsel for ING Americas from 2004 to 2007, Chief Counsel for ING Americas from 2001 to 2003, and she was a Partner with Sutherland Asbill & Brennan LLP (now Eversheds Sutherland) in the Financial Services

practice group from 1996 to 2001. Ms. Smith earned her B.A. in History from the College of William & Mary and received her J.D. from Harvard Law School. Our Board of Directors has concluded that Ms. Smith is qualified to serve as an independent director by reason of her extensive experience in the financial services and real estate industries.
Ms. Connie Tirondola. Ms. Tirondola has served as an independent member of our Board of Directors since December 2021. Since May 2020, she has served as Executive Vice President for Citco Fund Services, where she manages client relationships for real estate, infrastructure and timber/agriculture funds. From June 2017 to May 2020, Ms. Tirondola was a Managing Director, Global Account Leader for CBRE Accounting & Reporting Solutions where she oversaw the fund accounting and investment oversight process for outsourced relationships with large real estate asset managers. She also served as Managing Director, Head of Real Estate Fund Accounting in the U.S. for BlackRock Realty (NYSE: BLK) from June 2005 to June 2017, Vice President & Controller for Sentinel Real Estate Corporation from May 2004 to June 2005, Vice President & Controller for Olayan America Corporation from September 2002 to May 2004 and Senior Vice President, Investment Management for Prudential Financial Inc. (NYSE: PRU) from December 1984 to February 2002. Ms. Tirondola earned her B.A. in Accounting/Economics from Rutgers University and is a licensed Certified Public Accountant. Our Board of Directors has concluded that Ms. Tirondola is qualified to serve as an independent director by reason of her extensive experience in the real estate business, as well as her accounting and finance acumen.
Other Key Officers
Ms. Sandra G. Sciutto. Ms. Sciutto, age 62, has served as our Senior Vice President and Chief Accounting Officer since July 2018 and brings 33 years of real estate experience to our Company. Ms. Sciutto has also served as Senior Vice President and Chief Accounting Officer for BRIX REIT, Inc. since July 2018 and served as Senior Vice President and Chief Accounting Officer for REIT I from July 2018 until December 2019 and as an independent director of BRIX REIT, Inc. from April 2018 until July 2018. From October 2016 to June 2018, Ms. Sciutto served as Chief Financial Officer for Professional Real Estate Services Inc., a privately held, full-service commercial real estate investment and operating company based in Orange County, California. From November 2012 to April 2016, Ms. Sciutto served as Chief Financial Officer and investment committee member for Shopoff Realty Investments, L.P., a real estate developer and real estate fund sponsor. From 1998 to 2012, Ms. Sciutto served as Chief Financial Officer of California Coastal Communities, Inc. (“CALC”, NASDAQ: CALC). From 1993 until 1998, Ms. Sciutto was the Controller of CALC and its predecessor companies Koll Real Estate Group, Inc. (NASDAQ: KREG) and The Bolsa Chica Company (NASDAQ: BLSA). Ms. Sciutto also has five years of experience as a certified public accountant with the accounting firm of KPMG LLP and is a licensed CPA (inactive) in the state of California. Ms. Sciutto received her Bachelor of Science in Business Administration with a concentration in Accounting from Cal Poly State University, San Luis Obispo in 1982.
Mr. William R. Broms. Mr. Broms, age 43, has served as our Chief Investment Officer since September 2020 and brings 20 years of real estate experience to our Company. Mr. Broms previously served as our Senior Managing Director — Acquisitions from March 2018 until September 2020. Mr. Broms has also served as the Chief Executive Officer and President of BRIX REIT, Inc. since October 2019. From February 2014 until March 2018, Mr. Broms founded and led Realty Dividend, LLC, an investment firm that developed net-lease assets and invested in single and multi-family properties. From August 2010 to February 2014, Mr. Broms served as Senior Director of Acquisitions at Cole, where he directed the investment of sale-leaseback capital for leveraged buyouts and recapitalizations to corporations and private equity sponsors. From February 2007 to August 2010, Mr. Broms served as Director of Acquisitions at Realty Income Corporation (NYSE: O), a S&P 500 publicly-traded net-lease REIT. Mr. Broms holds a Bachelor of Science in Finance from the Geis College of Business at the University of Illinois and an M.B.A. from Regis University in Denver, Colorado.
Mr. David Collins. Mr. Collins, age 70, has served as our Chief Property Officer since September 2020 and brings 35 years of real estate experience to our Company, where he previously provided consulting advice from February 2019 to September 2020. Mr. Collins was a Principal and Consultant with DFX Ventures, LLC from April 2018 to September 2020. He served as Executive Vice President, Portfolio Management for InvenTrust Properties Corp. (NASDAQ: IVT) from November 2014 to March 2018, Senior Vice President, Asset/Property Management for VEREIT, Inc. (NYSE: VER) from August 2010 to October 2014 and Senior Vice President, Asset Management for Carlyle Development Group from April 2006 to January 2009. Mr. Collins earned a Bachelor of Science in Accounting from Arizona State University.

Mr. John Raney. Mr. Raney, age 41, has served as our Chief Legal Officer and General Counsel since September 2020. He brings over 12 years of legal, mergers and acquisitions and capital markets experience to our Company. Mr. Raney was a Partner with Acceleron Law Group, LLP from June 2020 to September 2020, a Partner with Massumi & Consoli LLP from June 2018 to May 2020, Counsel at O’Melveny & Myers LLP from May 2015 to June 2018 and an Associate with Latham & Watkins LLP from October 2008 to April 2015. Mr. Raney earned his B.A. at Boston College and his J.D. from the University of California, Los Angeles – School of Law. Mr. Raney is a licensed attorney in the State of California.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics is posted in the Documents — Corporate Governance section of our website at www.modiv.com. The information contained on this website is not part of, or incorporated by reference in, this Proxy Statement. To the extent required by SEC rules, we intend to promptly disclose future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, in the Documents — Corporate Governance section of our website.
Related Party Transactions and Certain Conflict Resolution Measures
In order to ameliorate the risks created by conflicts of interest, our Board of Directors has delegated certain responsibilities to our independent directors acting by majority vote. In general, an independent director is a person who is not one of our officers or employees or an officer or employee of one of our affiliates.
Acquisition parameters are established by our Board of Directors, including a majority of our independent directors, and potential acquisitions outside of these parameters require approval by our Board of Directors, including a majority of our independent directors.
On January 31, 2022, we acquired an industrial property and related equipment in Saint Paul, Minnesota that is used in indoor vertical farming for $8,079,000. The purchase price represents a 7.00% cap rate and the property has a 20-year lease with annual rent escalations of 2.5%. We funded this acquisition with a portion of the proceeds from our September 2021 offering of 7.375% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share. The tenant is Kalera, Inc., which was introduced to us by Curtis B. McWilliams, one of our independent directors. Since Mr. McWilliams was serving as the Interim Chief Executive Officer of Kalera AS at the time of the acquisition, all of the disinterested members of our Board of Directors approved this transaction.
Compensation of Executive Officers
This discussion outlines our executive compensation policies and decisions as they relate to the Company’s named executive officers. The named executive officers for 2021 were Aaron S. Halfacre, our Chief Executive Officer and President, and Raymond J. Pacini, our Executive Vice President, Chief Financial Officer, Secretary and Treasurer.
Prior to December 31, 2019, we did not employ our executive officers, and our executive officers did not receive compensation directly from us for services rendered to us. Our executive officers were officers and/or employees of, and in some cases held an ownership interest in our former sponsor, and our executive officers were compensated by our former sponsor, in part, for their services to us.
As a result of our acquisition of the business of our former sponsor and internalization of management (the “Self-Management Transaction”) which closed on December 31, 2019, starting January 1, 2020, our executive officers are employed with us and receive compensation directly from us for services rendered. Messrs. Halfacre and Pacini received annual salaries of $250,000 and $275,000, respectively, during 2021.
On January 25, 2021, the compensation committee of our Board of Directors recommended, and our Board of Directors approved, the grant of 40,000 restricted units of Class R limited partnership interest (the “Class R OP Units”) in Modiv Operating Partnership, LP, our operating partnership (the “Operating Partnership”), to Mr. Halfacre for his 2020 compensation and 170,667 Class R OP Units as equity incentive compensation for the next three years, and the grant to Mr. Pacini of 33,333 Class R OP Units as equity incentive compensation for the next three years and a cash bonus of $175,000 for 2020 which was paid during the first quarter of 2021. The Class R OP Units fully vest on March 31, 2024 and are then convertible into units of Class C limited partnership interest in the Operating Partnership (“Class C OP Units”) at a conversion ratio of 1:1, which conversion ratio can increase to 1:2.5 Class C OP Units if the Company generates funds from operations of $1.05, or more, per weighted average fully-diluted share outstanding for the year ending December 31, 2023. At this time, we cannot reasonably estimate the probability of achieving these performance hurdles.
In connection with the Self-Management Transaction, on December 31, 2019, we entered into restricted units award agreements (each, an “Award Agreement”) with each of Messrs. Halfacre and Pacini regarding the grant of a number of units of Class P limited partnership interest in the Operating Partnership (the “Class P OP Units”). Mr. Halfacre was granted a total of 40,000 Class P OP Units and Mr. Pacini was granted a total of 16,029 Class P OP Units, of which 11,024 Class P OP Units and 2,953 Class P OP Units were issued to Messrs. Halfacre and Pacini, respectively, in connection with their entry into restrictive covenant agreements in consideration for the stock portion of their 2020 equity incentive compensation. Mr. Halfacre also independently purchased a total of 25,097 units of Class M limited partnership interest in the Operating Partnership (the “Class M OP Units”) from other investors during 2019 and 2020. Following the listing of our common stock on the NYSE in February 2022, Mr. Halfacre independently purchased 12,000 shares of our common stock in the open market.
The Class P OP Units and Class R OP Units are intended to be treated as “profits interests” in the Operating Partnership, which are non-voting, non-dividend accruing, and are not able to be transferred or exchanged prior to the earlier of (1) March 31, 2024, (2) a change of control (as defined in the Third Amended and Restated Limited Partnership Agreement of the Operating Partnership (as amended, the “OP Agreement”)), or (3) the date of the employee’s involuntary termination without cause (as defined in the relevant Award Agreement) (collectively, the “Lockup Period”). Following the expiration of the Lockup Period, the Class P OP Units are convertible into Class C OP Units at a conversion ratio of 1.6667 Class C OP Units for each one Class P OP Unit; provided, however, that the foregoing conversion ratio shall be subject to adjustment as provided in the OP Agreement which includes a maximum conversion ratio of 1:3 if the Company achieves the performance hurdles for both assets under management of $1.551 billion and adjusted funds from operations (“AFFO”) of $2.10 per share for the year ending December 31, 2023. At this time, we cannot reasonably estimate the probability of achieving these performance hurdles.
Summary Compensation Table
The following table sets forth information with respect to compensation earned by the Company’s named executive officers:
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(1)(3)(4)	Option Awards ($)	All Other Compensation ($)	Total ($)
Aaron S. Halfacre Chief Executive Officer and President	2021	250,000	—	3,046,406	—	—	3,296,406
	2020	112,077	—	1,099,840	—	—	1,211,917
Raymond J. Pacini Executive Vice President, Chief Financial Officer, Secretary and Treasurer	2021	275,000	200,000	594,994	—	—	1,069,994
	2020	275,000	175,000	103,355	—	—	553,355
(1)
Mr. Halfacre elected to receive the balance of his 2020 salary and bonus in 40,000 Class R OP Units, which had a value of $21.00 per Class R OP Unit on the January 25, 2021 grant date. The Class R OP Units will vest on the earlier of (i) March 31, 2024; (ii) a change of control of our Company (as defined in the OP Agreement); or (iii) the date of Mr. Halfacre’s involuntary termination without cause (as defined in Mr. Halfacre’s Award Agreement).

(2)	Mr. Pacini’s cash bonus for 2020 was paid during February 2021 and his cash bonus for 2021 was paid in March 2022.
(3)
See the discussion above regarding the grant of Class P OP Units which were valued based on the $21.00 net asset value per share as of December 31, 2020. The value of Class P OP Units attributable to 2020 incentive compensation above was restated from prior disclosure to exclude Class P OP Units that were issued on December 31, 2019 as signing bonuses.

(4)	See the discussion above regarding the grant of Class R OP Units on January 25, 2021 which were valued based on an illiquid security with a $21.00 net asset value per share as of the grant date.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth the information with respect to outstanding equity awards held by our named executive officers as of December 31, 2021.
	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1)
Aaron S. Halfacre	40,000(1)	$1,196,000
	210,667(2)	$3,779,366
Raymond J. Pacini	16,029(1)	$479,267
	33,333(2)	$597,994
(1)
See the discussion above regarding the grant of Class P OP Units. The market value above reflects the Company’s common stock closing price of $17.94 on March 31, 2022 since the Company’s common stock was not publicly traded as of December 31, 2021 and reflects the current conversion ratio of 1:1.6667. If the Company achieves the performance hurdles for both assets under management of $1.551 billion and AFFO of $2.10 per share for the year ending December 31, 2023, the Class P OP Units would convert into Class C OP Units at the maximum conversion ratio of 1:3 and the value as of March 31, 2022 would be $2,152,800 for Mr. Halfacre and $862,681 for Mr. Pacini. At this time, we cannot reasonably estimate the probability of achieving these performance hurdles.

(2)
See the discussion above regarding the grant of Class R OP Units. The market value above reflects the Company’s common stock closing price of $17.94 on March 31, 2022 since the Company’s common stock was not publicly traded as of December 31, 2021 and reflects the current conversion ratio of 1:1. If the Company achieves the performance hurdles for funds from operations (“FFO”) of $1.05 per share for the year ending December 31, 2023, the Class R OP Units would convert into Class C OP Units at the maximum conversion ratio of 1:2.5 and the value as of March 31, 2022 would be $9,448,415 for Mr. Halfacre and $1,494,985 for Mr. Pacini. At this time, we cannot reasonably estimate the probability of achieving these performance hurdles. The Class C OP Units are exchangeable for cash or shares of Class C common stock on a 1-for-1 basis, as determined by the Company.

Compensation of Independent Directors
During 2021, each of our non-officer directors was compensated as follows: (i) annual retainer of $40,000 (paid in quarterly installments) payable in cash or, upon election by such director, in shares of Class C common stock; (ii) an annual stock grant of $50,000 (paid in quarterly installments) payable in shares of our Class C common stock; (iii) an annual fee of $10,000 to the lead independent director (this position was eliminated in December 2021 when the Board of Directors elected a Non-Executive Chairman) payable in shares of our Class C common stock; (iv) a monthly fee of $2,500 payable quarterly to our Non-Executive Chairman; and (v) annual committee chair fees of $10,000 for each of the chairs of the audit, compensation and nominating and corporate governance committees, payable in shares of our Class C common stock. The shares issued to directors are restricted securities issued in private transactions in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 4(a)(2) thereof, and the Company has not agreed to file a registration statement with respect to registration of the shares to the directors. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director is also one of our officers, we do not pay any compensation for services rendered as a director.

Non-Officer Director Compensation
The following table sets forth information with respect to compensation earned by or awarded to each non-officer director who served on the Board during the fiscal year ended December 31, 2021. The amounts of the stock awards represent the aggregate grant date fair value of the stock awards in accordance with Financial Accounting Standards Board Accounting Standards Codification, Compensation – Stock Compensation (Topic 718).
Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
Joe F. Hanauer(a)	$10,000	$80,000	$—	$90,000
Asma Ishaq(b)	$3,333	$4,167	$—	$7,500
Adam S. Markman	$12,500	$80,000	$—	$92,500
Curtis B. McWilliams	$40,000	$60,000	$—	$100,000
Thomas H. Nolan, Jr.	$40,000	$60,000	$—	$100,000
Jeffrey Randolph(a)	$35,000	$65,000	$—	$100,000
Kimberly Smith(b)	$3,333	$4,167	$—	$7,500
Connie Tirondola(b)	$3,333	$4,167	$—	$7,500
Raymond E. Wirta(a)	$—	$—	$—	$—
(a)	Messrs. Wirta, Randolph and Hanauer resigned from our Board of Directors in December 2021 in connection with a refreshment of our Board of Directors.
(b)	Mses. Ishaq, Smith and Tirondola were elected to our Board of Directors in December 2021.

STOCK OWNERSHIP
As of May 31, 2022, there is no person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes securities over which a person has voting or investment power and securities that a person has the right to acquire within 60 days. The following table shows, as of May 31, 2022, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) each of our directors and executive officers; and (2) all of our directors and executive officers as a group.
Name(1)	Class C Shares Beneficially Owned	Class M OP Units and Class P OP Units(2)	Class R OP Units(3)	Percent of Common Stock and OP Units Beneficially Owned(4)
Aaron S. Halfacre(5)(6)	20,964	65,097	210,667	3.3%
Raymond J. Pacini(5)	2,333	16,029	33,333	*
Adam S. Markman	10,527	—	—	*
Curtis B. McWilliams	10,874	—	—	*
Thomas H. Nolan, Jr	10,265	—	—	*
Asma Ishaq	861	—	—	*
Kimberly Smith	861	—	—	*
Connie Tirondola	861	—	—	*
All directors and executive officers as a group (8 persons)	57,546	81,126	244,000	4.2%
*	Less than 1% of the outstanding Class C common stock and none of the shares of Class C common stock are pledged as security.
(1)	The address of each named beneficial owner is 120 Newport Center Drive, Newport Beach, CA 92660.
(2)
Class M OP Units that were issued in connection with the Self-Management Transaction and Class P OP Units are each convertible into 1.6667 Class C OP Units in the Operating Partnership, subject to certain adjustments.

(3)
On January 25, 2021, Mr. Halfacre and Mr. Pacini were granted 210,667 and 33,333 Class R OP Units in the Operating Partnership, respectively, which will vest on March 31, 2024, or upon change of control of our Company or involuntary termination without cause, as defined in the OP Agreement. Upon vesting, each Class R OP Unit is convertible into 1.0 Class C OP Unit in the Operating Partnership, subject to certain adjustments including an increase in the conversion ratio to 1:2.5 Class C OP Units if the Company achieves FFO per share of $1.05 for the year ending December 31, 2023. The Class C OP Units are exchangeable for cash or shares of Class C common stock on a 1-for-1 basis, as determined by the Company.

(4)
Based on 10,301,040 fully diluted shares of common stock outstanding, which includes 7,469,684 shares of common stock outstanding on May 31, 2022, plus 1,312,382 Class C OP Units at a conversion ratio of 1:1 which become convertible on August 11, 2022, as well as 1,189,964 Class M OP Units and Class P OP Units at a conversion ratio of 1:1.6667 and 329,010 Class R OP Units at a conversion ratio of 1:1 which will be fully vested in January 2024. Each of the directors and executive officers owns less than 1% of the common stock.

(5)
On December 31, 2019, Mr. Halfacre and Mr. Pacini were granted 40,000 and 16,029 Class P OP Units in the Operating Partnership, respectively, which will vest on March 31, 2024, or upon change of control of our Company or involuntary termination without cause, as defined in the OP Agreement. Upon vesting, each Class P OP Unit is convertible into 1.6667 Class C OP Units in the Operating Partnership, subject to certain adjustments. The Class C OP Units are exchangeable for cash or shares of Class C common stock on a 1-for-1 basis, as determined by the Company.

(6)
Mr. Halfacre independently purchased all of his 25,097 Class M OP Units from other investors during 2019 and 2020. Following the listing of our common stock on the NYSE in February 2022, Mr. Halfacre independently purchased 12,000 shares of our common stock in the open market.

Delinquent Section 16(a) Reports
The Company discovered in March 2022 that Forms 4 for each of our directors for the period from December 21, 2021 through March 1, 2022 had been timely filed but due to a data entry error did not reflect the Company’s CIK code. In addition, a Form 4 filed on behalf of Mr. Nolan on September 24, 2021 was also timely filed but due to a data entry error did not reflect the Company’s CIK Code. These reports were not visible on the Company’s SEC file. On March 28, 2022, the Company discovered that the last successful Form 4 filings were on November 24, 2021. After inquiry, the Company determined that the delinquent Forms 4 contained an incorrect CIK identifier due to a transposition error and proceeded to correct this error and refile the Forms 4. The following table summarizes the delinquent Form 4 filings:
Name of Director	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis
Aaron S. Halfacre	4	4
Adam S. Markman	4	4
Asma Ishaq	5	4
Curtis B. Williams	4	4
Thomas H. Nolan, Jr.	5	5
Kimberly Smith	5	4
Connie Tirondola	5	4

PROPOSAL 1. ELECTION OF DIRECTORS
At the Annual Meeting, you and the other stockholders will vote on the election of seven persons to the Board of Directors. Those persons elected will serve as directors until the 2023 annual meeting of stockholders and until their successors are duly elected and qualify. The Board of Directors has nominated the individuals listed below, who are each currently serving as a director of the Company, for re-election as directors:
Aaron S. Halfacre
Asma Ishaq
Adam S. Markman
Curtis B. McWilliams
Thomas H. Nolan, Jr.
Kimberly Smith
Connie Tirondola
Each of the director nominees has consented to be named in this Proxy Statement and to serve as a director if elected. Detailed information about each of our director nominees, including biographical summaries of their experience and qualifications, can be found in this Proxy Statement under “Certain Information About Management — Executive Officers and Directors” and “Stock Ownership” above.
Vote Required
Under our bylaws, the affirmative vote of holders of a plurality of the votes cast on the matter at a meeting of stockholders at which a quorum is present is required for the election of the directors. This means that, of the votes cast in person or by proxy at the Annual Meeting, the seven nominees receiving the highest number of “for” votes at the Annual Meeting will be elected as directors. Proxies marked “WITHHOLD” and broker non-votes will not count as votes for or against the nominees and will have no effect on the election of the director nominees. Our stockholders do not have the right to cumulate their votes for directors.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to serve as a director at the time of the Annual Meeting, the nominating and corporate governance committee will recommend to our Board of Directors the action to be taken with respect to such vacancy. Our Board of Directors, as counseled by the nominating and corporate governance committee, may reduce its size or nominate a substitute. If a substitute is nominated, proxies voting on the original nominee will be cast for the substituted nominee. Our Board of Directors has no reason to believe that any of its director nominees for election at the Annual Meeting will be unable or unwilling to serve if elected as a director.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED FOR ELECTION AS DIRECTORS.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
At the Annual Meeting, you and the other stockholders will vote on the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022.
The audit committee has appointed Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022. Baker Tilly has served as our independent registered public accounting firm since 2018. We expect that Baker Tilly representatives will not be present at the Annual Meeting and will not be available to respond to questions posed by stockholders. Additional information about Baker Tilly can be found in this Proxy Statement under “Certain Information About Management — The Audit Committee — Independent Registered Public Accounting Firm.”
Stockholder ratification of the appointment of Baker Tilly as our independent registered public accounting firm is not required. However, the Board is submitting the appointment of Baker Tilly to the stockholders for ratification as a matter of good corporate governance. Notwithstanding its appointment of Baker Tilly and even if Baker Tilly’s appointment is ratified by stockholders, the audit committee may select new auditors at any time in the future in its discretion if it deems such decision to be in our best interests. If the appointment of Baker Tilly is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.
Vote Required
Under our bylaws, assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of the votes cast on this proposal is required for the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022. Abstentions and broker non-votes, if any, will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the year ending December 31, 2022.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2022.

PROPOSAL 3. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS FOR THE YEAR ENDED DECEMBER 31, 2021
General Information
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enable our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC’s rules.
Say on Pay Vote Mechanics
We are asking our stockholders to provide advisory (non-binding) approval of the compensation paid to our named executive officers for the year ended December 31, 2021, as described in the compensation tables and narrative disclosures of this Proxy Statement (beginning on page 18).
This advisory (non-binding) vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as described in this Proxy Statement.
Highlights of our Executive Compensation Program
Our compensation committee engaged FPL Associates, L.P. as an independent compensation consultant in October 2020 to (a) prepare a compensation benchmarking analysis of pay levels at peer group companies for our key executives for the 25th percentile, median, 75th percentile and average pay levels; and (b) provide information, including best practices and market trends, and examples of relevant long-term incentive programs in the REIT industry. The compensation consultant presented its findings to the compensation committee in December 2020. After reviewing the benchmarking analysis, in January 2021, the compensation committee recommended, and the Board of Directors approved the following:
•
The Chief Executive Officer’s base salary was set below the 25th percentile of the peer group and he waived any cash bonuses in order to align with stockholders by agreeing that all of his incentive compensation would be in the form of equity awards;

•
The Chief Executive Officer’s total target compensation was set at below the median level of the peer group. While the total stock awards set forth in the Summary Compensation Table on page 19 above reflects 100% of the value of the stock awarded in January 2021, this long-term incentive plan vests over three years and the compensation committee therefore considered the annual value of this incentive plan in determining the amount of the stock award;

•
The Chief Financial Officer’s base salary was set at the 37.5th percentile of the peer group and his total cash compensation including a discretionary cash bonus was set at the median level of the peer group; and

•
The Chief Financial Officer’s total target compensation was set at below the median level of the peer group. While the total stock awards set forth in the Summary Compensation Table on page 19 above reflects 100% of the value of the stock awarded in January 2021, this long-term incentive plan vests over three years and the compensation committee therefore considered the annual value of this incentive plan in determining the amount of the stock award.

We believe that our executive compensation program:
•	Aligns executive compensation to business objectives and overall company performance;
•	Aligns executives’ long-term interests with those of our stockholders;
•	Attracts, retains, and motivates highly-qualified executives;
•	Balances the focus on short- vs. longer-term performance objectives through an appropriate mix of short-term cash incentive awards and equity incentive awards that vest over a number of years; and
•
Has features designed to further align executive compensation with stockholder interests and mitigate risks, including: (i) no minimum guaranteed base salary increases and (ii) no significant perquisites.

Vote Required
Approval of this proposal requires the affirmative vote of a majority of the votes cast on such proposal, assuming a quorum is present. Abstentions and broker non-votes will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the advisory (non-binding) approval of the compensation paid to our named executive officers for the year ended December 31, 2021.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE SAY ON PAY
PROPOSAL, AS STATED BY THE FOLLOWING RESOLUTION:
“RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2021 Summary Compensation Table and the other related tables and disclosures.”
The say on pay vote is advisory, and therefore not binding on the company, our Board of Directors or our compensation committee. Our Board of Directors and the compensation committee value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

PROPOSAL 4. TO APPROVE, ON AN ADVISORY (NON-BINDING) BASIS, THE FREQUENCY OF THE VOTE ON COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
General Information
In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are requesting our stockholders vote, on an advisory (non-binding) basis, on how frequently they would like to cast an advisory vote on the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation annually, every two years or every three years.
Our Board of Directors believes that conducting an advisory “say on pay” vote annually is the most appropriate for the company. This frequency will continue to enable stockholders to annually express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An annual advisory vote on executive compensation helps ensure ongoing stockholder communication with our compensation committee and our Board of Directors on executive compensation and corporate governance matters.
The vote on the frequency of the executive compensation vote is advisory, and therefore not binding on the Company, our Board of Directors or our compensation committee. Our Board of Directors and our compensation committee value the opinions of our stockholders and to the extent there is any significant vote on the frequency of the executive compensation vote for either of annually, every two years or every three years, our Board of Directors will consider our stockholders’ concerns in making its determination regarding the frequency of the executive compensation vote.
Vote Required
The voting frequency option that receives a majority of all of the votes cast in person or by proxy at the Annual Meeting will be the frequency for the advisory vote on executive compensation that has been recommended by stockholders. In the event that no option receives a majority of the votes cast, our Board of Directors will consider the option that receives the highest number of votes as the recommended choice of the stockholders. Abstentions and broker non-votes will not count as votes for or against this proposal and will have no effect on the determination of this proposal.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares for ONE YEAR on the frequency of future stockholder say on pay votes.
Whether you plan to attend the Annual Meeting or not, we urge you to have your vote recorded. Stockholders may submit a proxy to vote their shares: (1) via the Internet; (2) by telephone by calling 1-800-690-6903 to reach a toll-free, automated voting line; or (3) by mail, using the proxy card accompanying your proxy materials if you received a printed copy of the proxy materials by mail. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO HOLD AN ADVISORY (NON-BINDING) VOTE TO DETERMINE THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ANNUAL BASIS BY SELECTING “ONE YEAR” AS YOUR CHOICE.

STOCKHOLDER PROPOSALS
Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials. A stockholder seeking to present a proposal of business or nominate a director for election to our Board of Directors at the 2023 annual meeting of stockholders but not intending for such proposal or nomination to be included in the proxy statement for the meeting must comply with the advance notice requirements set forth in our bylaws. Pursuant to our current bylaws, we must receive timely notice of the nomination or other proposal in writing by not later than 5:00 p.m., Eastern Time, on February 15, 2023 nor earlier than January 16, 2023. However, in the event that the 2023 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2022 annual meeting of stockholders, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the 2023 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting, as originally convened, or the 10th day following the date of the first public announcement of the meeting. Other specifics regarding the notice procedures, including the required content of the notice, can be found in Article II, Section 11(a) of our bylaws.
Proposals for Inclusion in Proxy Materials. A stockholder seeking to have a proposal included in the proxy statement for our 2023 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Company’s Secretary at the Company’s principal executive offices by no later than February 15, 2023, unless the date of our 2023 annual meeting of stockholders is more than 30 days before or after August 23, 2023, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.
OTHER MATTERS
As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.
HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by SEC rules that is commonly referred to as “householding.” Under this procedure, a single set of proxy materials is delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, or if you and other stockholders sharing your address are receiving multiple sets of proxy materials and you would like to receive only a single copy in the future, please notify us directly if you are a stockholder of record by contacting us at:
MODIV INC.
120 Newport Center Drive
Newport Beach, California 92660
(888) 686-6348
We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com/MODIV or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87118-P76758 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MODIV INC.

1. To consider and vote upon the election of the following seven director nominees to serve until the company's 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify.

Nominees:	For	Withhold
1a. Aaron S. Halfacre	☐	☐
1b. Adam S. Markman	☐	☐
1c. Asma Ishaq	☐	☐
1d. Curtis B. McWilliams	☐	☐
1e. Thomas H. Nolan, Jr.	☐	☐
1f. Kimberly Smith	☐	☐
1g. Connie Tirondola	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/MODIV.

D87119-P76758

MODIV INC.
Annual Meeting of Stockholders to be Held on August 23, 2022 at 11:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Modiv Inc. (the "Company") hereby appoint(s) Raymond J. Pacini and John Raney, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on August 23, 2022 at 11:00 AM EDT and any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If you submit your proxy without instructions, the named proxies will vote all shares (i) FOR each of the director nominees, (ii) FOR the ratification of the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022, (iii) FOR approval, on an advisory (non-binding) basis, of the compensation paid to the Company's named executive officers for the year ended December 31, 2021 ("say on pay" vote) and (iv) FOR approval, on an advisory (non-binding) basis, of the frequency of ONE YEAR for future stockholder say on pay votes. Whether or not direction is made, each of the named proxies is authorized to vote this proxy in accordance with the recommendation of the Board of Directors or in the absence of such a recommendation, in his discretion, on such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein.

Continued and to be signed on reverse side